Exhibit 99.2

AUTOMOTIVE FILTRATION & ENGINEERED MATERIALS Thermal Acoustical Solutions Performance Materials SPECIALTY ENGINEERED PRODUCTS AND MATERIALS THIS DOCUMENT, OR AN EMBODIMENT OF IT IN ANY MEDIA, DISCLOSES INFORMATION THAT IS PROPRIETARY, IS THE PROPERTY OF LYDALL, INC . AND/OR ITS AFFILIATE (COLLECTIVELY, “LYDALL”), IS AN UNPUBLISHED WORK PROTECTED UNDER APPLICABLE COPYRIGHT LAWS AND IS DELIVERED ON THE EXPRESS CONDITION THAT IT IS NOT TO BE USED, DISCLOSED, OR REPRODUCED, IN WHOLE OR IN PART (INCLUDING REPRODUCTION AS A DERIVATIVE WORK), OR USED FOR MANUFACTURE FOR ANYONE OTHER THAN LYDALL WITHOUT ITS WRITTEN CONSENT . NO RIGHT IS GRANTED TO DISCLOSE OR SO USE ANY INFORMATION CONTAINED HEREIN . ALL RIGHTS RESERVED . © LYDALL, INC . 2018 Investor Conference Call Acquisition of Interface Performance Materials August 10, 2018 Technical Nonwovens

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Forward - looking Statements This publication contains “forward - looking statements” within the Private Securities Litigation Reform Act of 1995 . Any statements contained in this publication that are not statements of historical fact, including statements related to the expected timetable for closing the acquisition, including the satisfaction or waiver of closing conditions and the Company’s plans for financing the Acquisition, may be deemed to be forward - looking statements . All such forward - looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions . Forward - looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussions herein . Because forward - looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict . Such risks and uncertainties include, among others, any delays in receiving required regulatory approvals, the Company’s ability to successfully integrate Interface’s business into its business, the Company’s ability to retain and hire key personnel, the risk that disruption resulting from the Acquisition may adversely affect the Company’s and Interface’s respective businesses and business relationships, including with employees and suppliers, or in satisfying other closing conditions and disruptions in the global credit and financial markets, including diminished liquidity and credit availability, that could have a negative impact on the Company’s completion of the Acquisition . Accordingly, actual results may differ materially from those contemplated by these forward - looking statements . Investors, therefore, are cautioned against relying on any of these forward - looking statements . They are neither statements of historical fact nor guarantees or assurances of future performance . Additional information regarding factors that may cause actual results to differ materially from these forward - looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part II, Item 1 A - Risk Factors of Lydall’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2018 and Part I, Item 1 A - Risk Factors of Lydall’s Annual Report on Form 10 - K for the year ended December 31 , 2017 . These forward - looking statements speak only as of the date of this publication, and Lydall does not assume any obligation to update or revise any forward - looking statement made in this publication or that may from time to time be made by or on behalf of the Company . 2

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Transaction Details 3 ▪ Interface Performance Materials to be acquired for $265 million in cash; cash - free / debt - free stock deal − Transaction expected to close in Third Quarter ▪ Interface’s reported sales and adjusted EBITDA for the fiscal year ended December 31, 2017 were $142 million and $26 million, respectively. The business is expected to achieve sales of approximately $150 million and adjusted EBITDA of approximately $29 million in the trailing 12 months ending in August 2018. ▪ Lydall expects to leverage its business efficiencies, operating discipline, and economies of scale to generate an estimated annual cost savings of approximately $4 million by 2020 ▪ Second Quarter 2018 included ~$1.2M transaction expenses; ~$3 million of non - recurring transaction / integration expenses expected over the Second Half of 2018 and approximately $1 million in 2019 ▪ Purchase accounting related expenses estimated ~$4 million in 2018 and $15 million annually driven by intangibles amortization, inventory step - up, and fixed asset write - up ▪ Expected to be financed predominantly with borrowings from the Company’s amended credit facility, which is being finalized with our banking partners Acquisition is expected to be accretive to earnings, net of the effect of purchase accounting, approximately six months following close

Company Overview

Further expands Lydall engineered materials portfolio with leading globally-recognized brand; provides opportunity to leverage existing manufacturing capabilities and expertise

Lydall Performance Materials | Interface Performance Materials

Creating a leader in fiber based technology with diverse products & markets serving blue-chip customers with innovative solutions

Filtration Materials



Air Filtration | Fluid & Power Filtration | Life Science Filtration

Thermal Insulation



Cryogenic & High Temp Insulation

Gasket Materials



Roll goods | Sheet goods

Specialty Materials



Electrical Insulators | Textile & Paper Calendar Bowls

Engineered Components



Finished Gaskets

Interface Company Overview

Global Headquarters located in Lancaster, PA

Production Facilities
3 in New York
2 in Lancaster, PA
1 in Marshalltown, IA
1 in Altenkirchen, Germany
1 in Sohna, India

Interface's Diversified End Markets


Small Engine 8%
Motorcycle / Power Sports 10%
Industrial 10%
65% / 35%
OE / AFT
Heavy Duty & Ag, Construction, Earth (ACE) 46%
Automotive 26%

Interface's Destination Sales


India 6%
ROW 11%
China 12%
EMEA 16%
North America 55%

Lydall USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE 4

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Lydall’s Strategic Acquisition Objectives 5 Key Objectives Comments Adjacent to existing products / segments Expands Lydall’s engineered materials offering in new markets while using similar technology Expands engineered materials exposure Leading worldwide position in fiber gasket materials with vertical integration Expand global footprint Facilities in U.S., Germany and India with 45% of revenues from international sales Complementary / new technologies Wet - laid production technology is complementary to Lydall and expands capabilities; focused innovation efforts driving new product development Meaningful scale Significantly diversifies and increases existing specialty materials capabilities and steers Lydall beyond 2018 strategic goals Accretive to Shareholders Estimated EPS accretive in approximately six months x x x x x x

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Business Structure & Financial Reporting 6 Interface to be integrated into Lydall’s Performance Materials segment Key Considerations Business Structure & Financial Reporting ▪ Interface to be reported under Performance Materials business segment ▪ Go - to - market strategy for businesses to remain unchanged; leveraging production and back office functions across organization Thermal Acoustical Solutions Performance Materials Technical Nonwovens Fiber & Metal Parts Industrial Filtration Tooling Advanced Materials Segment Product Grouping Impacted Area Filtration Thermal Management Specialty Materials

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Closing Remarks and Q&A 7 For further information: Brendan Moynihan Vice President, Financial Planning and Investor Relations Telephone 860 - 646 - 1233 Facsimile 860 - 646 - 4917 info@lydall.com www.lydall.com info@lydall.com www.lydall.com